UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material under § 240.14a-12.

ARCIMOTO, INC.
(Name of Registrant as Specified in its Charter)

N/A

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of

June 17, 2022 Annual Meeting and

2022 Proxy Statement

2034 West 2nd Avenue
Eugene, Oregon 97402

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 17, 2022

To the Shareholders of Arcimoto, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Arcimoto, Inc. (the “Company”) will be held on June 17, 2022 at our principal executive offices located at 2034 West 2nd Avenue, Eugene, Oregon 97402 at 9:00 AM PDT. The meeting is called for the following purposes:

1.      To elect the five directors named in the Proxy Statement for a one-year term expiring in 2023 or until their successors have been elected and qualified;

2.      To approve the Arcimoto, Inc. 2022 Omnibus Stock Incentive Plan; and

3.      To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

If you were a shareholder of record of the Company as of the close of business on April 20, 2022, you are entitled to receive this Notice and vote at the Annual Meeting and any adjournments or postponements thereof, provided that our board of directors may fix a new record date for an adjourned meeting. A list of the shareholders entitled to vote at the meeting may be examined at our principal executive office in Eugene, Oregon during ordinary business hours during the period beginning two business days after this notice of the meeting is mailed through the meeting date for any purposes related to the meeting.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish these proxy materials (including an electronic Proxy Card for the meeting) and our 2021 Annual Report to Shareholders (which includes our 2021 Annual Report on Form 10-K) to shareholders via the Internet. On or about May 2, 2022, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2021 Annual Report to Shareholders and how to vote. We believe that posting these materials on the Internet enables us to provide shareholders with the information they need to vote more quickly, while lowering the cost and reducing the environmental impact of printing and delivering annual meeting materials.

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend, our board of directors respectfully requests that you vote your stock in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the meeting.

By Order of the Board of Directors of Arcimoto, Inc.,
/s/ Mark D. Frohnmayer
Mark D. Frohnmayer
Chairman of the Board

Eugene, Oregon
Dated: May 2, 2022

ARCIMOTO, INC.

Proxy Statement
for the
Annual Meeting of Shareholders
To Be Held June 17, 2022

i

ARCIMOTO, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 17, 2022
Information Concerning Solicitation and Voting

This Proxy Statement is furnished to the holders of our common stock in connection with the solicitation of proxies on behalf of our board of directors for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 17, 2022 at 9:00 a.m. PDT at our principal executive offices located at 2034 West 2nd Avenue, Eugene, Oregon 97402, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. Only shareholders of record at the close of business on April 20, 2022 are entitled to notice of and to vote at the Annual Meeting.

In accordance with the rules of the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials, including the Notice, this Proxy Statement, our 2021 Annual Report to Shareholders, including financial statements, and a Proxy Card for the Annual Meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials were first available on the Internet on May 2, 2022. We mailed a Notice of Internet Availability of Proxy Materials on or about May 2, 2022 to our shareholders of record and beneficial owners as of April 20, 2022, the record date for the Annual Meeting. This Proxy Statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the Proxy Card or Voter Instruction Card that you will receive in response to your request.

Each holder of our common stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the Annual Meeting. As of April 20, 2022, there were 38,442,057 shares of our common stock outstanding and entitled to vote at the meeting. Shareholder votes will be tabulated by persons appointed by our board of directors to act as inspectors of election for the meeting.

We bear the expense of soliciting proxies. Our directors, officers, or employees may also solicit proxies personally or by telephone, telegram, facsimile, or other means of communication. We do not intend to pay additional compensation for our directors, officers or employees doing so. In addition, we might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of our common stock, for their expenses in forwarding soliciting materials to those beneficial owners.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING

Q:     Who may attend the Annual Meeting?

A:     Attendance at the Annual Meeting will be limited to those persons who were shareholders, or held Arcimoto stock through a broker, bank or other nominee, at the close of business on April 20, 2022, the record date for the Annual Meeting. To attend the Annual Meeting, you will need to pre-register as instructed on your Notice of Internet Availability, Proxy Card or Voter Instruction Card and print out the attendance ticket. You will be required to show the attendance ticket as well as photo identification to enter the Annual Meeting.

Q:     Who may vote at the Annual Meeting?

A:     Our board of directors set April 20, 2022 as the record date for the Annual Meeting. If you owned shares of our common stock at the close of business on April 20, 2022, you may attend and vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of April 20, 2022, there were 38,442,057 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

Q:     How do I vote my shares if I hold my shares through a broker rather than directly?

A:     If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, you are considered, with respect to those shares, a shareholder of record. As a shareholder of record, you have the right to vote in person at the Annual Meeting.

If your shares are held in a brokerage account, bank or by another nominee or trustee, you are considered the beneficial owner of shares held in “street” name. In that case, the Notice of Internet Availability of Proxy Materials or proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instructions included in the Notice of Internet Availability or proxy materials. As the beneficial owner, you are also invited to attend the Annual Meeting, but because the beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, nominee, or trustee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

As indicated above, if your shares are held in “street” name by a broker, bank, or other nominee, they should send you instructions that you must follow in order to have your shares voted at the Annual Meeting. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•        Via the Internet by accessing the proxy materials on the secured website www.proxyvote.com and following the voting instructions on that website;

•        Via telephone by calling toll free 1-800-690-6903 and following the recorded instructions; or

•        By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability and completing, dating, signing and returning the Proxy Card that you receive in response to your request.

The Internet and telephone voting procedures are designed to authenticate shareholders’ identities by use of a control number to allow shareholders to vote their shares and to confirm that shareholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 PM EDT on June 16, 2022. Of course, you can always come to the meeting and vote your shares in person. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our board of directors, as permitted by law.

Q:     What is the quorum requirement for the Annual Meeting?

A:     A majority of our outstanding shares of capital stock entitled to vote, as of the record date, must be present at the Annual Meeting in person or by proxy in order for us legally to hold the Annual Meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Annual Meeting if you:

•        Are present and entitled to vote in person at the Annual Meeting; or

•        Properly submitted a Proxy Card or Voter Instruction Card.

If you are present in person or by proxy at the Annual Meeting, but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote for purposes of establishing a quorum. Broker non-votes are not counted for determining whether a quorum exists. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless. The proposals listed in this Proxy Statement state the votes needed to approve the proposed actions.

Q:     What proposals will be voted on at the Annual Meeting?

A:     The following two proposals will be voted on at the Annual Meeting:

1.      The election of each of the five director nominees named in the Proxy Statement for a one-year term expiring in 2023 or until their respective successors have been elected and qualified; and

2.      The approval of the Arcimoto, Inc. 2022 Omnibus Stock Incentive Plan.

We will also consider any other business that properly comes before the meeting. As of the date of this Proxy Statement, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the proxy named in the Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.

Q:     Can I access these proxy materials on the Internet? How long will they be available?

A:     Yes. The Notice of Annual Meeting, Proxy Statement, and 2021 Annual Report to Shareholders (which includes the 2021 Annual Report on Form 10-K), are available for viewing, printing, and downloading at www.proxyvote.com. Our Annual Report on Form 10-K for the year ended December 31, 2021 is also available under the Investor — SEC Documents section of our website at www.arcimoto.com and through the SEC’s EDGAR system at www.sec.gov. All materials will remain posted on www.proxyvote.com at least until the conclusion of the meeting.

Q:     How can I revoke or change my vote after submitting it?

A:     If you are a shareholder of record, you can revoke your proxy before your shares are voted at the Annual Meeting by:

•        Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 2034 West 2nd Avenue, Eugene, Oregon 97402 at or before the taking of the vote at the Annual Meeting;

•        Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 2034 West 2nd Avenue, Eugene, Oregon 97402 at or before the taking of the vote at the Annual Meeting;

•        Attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy); or

•        If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM EDT on June 16, 2022 (your latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy from them and register to attend the Annual Meeting as described in the answers to previous questions.

Q:     Where can I find the voting results of the Annual Meeting?

A:     We plan to announce the preliminary voting results at the Annual Meeting. We will publish the results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Our board of directors currently consists of six members and each serves for a one-year term or until a successor has been elected and qualified. Mr. Galileo Russell has elected not to stand for reelection so the Company has nominated five directors for election at the annual meeting.

If you are a shareholder of record, unless you mark your proxy card to withhold authority to vote, the proxy holder will vote the proxies received by it for the five nominees named below, each of whom is currently a director and each of whom has consented to be named in this Proxy Statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, your proxy will be voted for any nominee designated by our board of directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on the election of directors. Therefore, it is important that you vote.

The name of and certain information regarding each nominee as of April 20, 2022 is set forth below. This information is based on data furnished to us by the nominees. There is no family relationship between any director, executive officer or person nominated to become a director or executive officer. The business address for each nominee for matters regarding the Company is 2034 West 2nd Avenue, Eugene, Oregon 97402.

Director Nominees for Terms Expiring in 2022

Name	Age	Position(s) with Arcimoto	Director Since
Mark D. Frohnmayer	47	President, Chief Executive Officer and Chairman of the Board	November 2007
Terry L. Becker	61	Director, Chief Operating Officer	May 2015
Nancy E. Calderon	63	Director	April 2020
Joshua S. Scherer	50	Lead Independent Director	September 2018
Jesse G. Eisler	56	Director	September 2018

Director Nominees

Mark D. Frohnmayer — President, Chief Executive Officer and Chairman of the Board

Mark Frohnmayer has been our President, Chief Executive Officer and Chairman of our board of directors since our founding in November 2007. Previously, he was one of the founders of GarageGames.com, Inc., a software development company successfully sold to IAC, Inc. in 2007. Mr. Frohnmayer holds a B.S. in Electrical Engineering and Computer Science from UC Berkeley.

Among other experience, qualifications, attributes and skills, we believe Mr. Frohnmayer’s perspective as one of our founders, his extensive leadership and experience as our President and Chief Executive Officer since our founding, and his knowledge of our operations, brings to our board of directors critical strategic planning and operational leadership that qualify him to serve as one of our directors.

Terry L. Becker — Director, Chief Operating Officer

Terry Becker has been a director since May 2015 and Chief Operating Officer since September 2017. From February 2014 to September 2017, Mr. Becker was Director of Engineering and Global Product Support at Peterson Pacific Corporation. Prior to that, from October 2012 to February 2014, Mr. Becker worked at the Company as its Engineering, Manufacturing and Operations Manager. From December 2008 to September 2012, Mr. Becker was the Deputy Director of Operations for an AeroTech segment of John Bean Technologies Corporation. Mr. Becker holds an A.S. degree in engineering physics from Loma Linda University and a B.S. in Mechanical Engineering from Walla Walla University.

We believe Mr. Becker’s engineering and process oversight experience and his experience with expansion-stage growth companies, brings to our board of directors critical skills related to manufacturing oversight of growing organizations, strategic planning and corporate governance and qualify him to serve as one of our directors.

Nancy E. Calderon — Director

Nancy Calderon has served on our board of directors since April 2020. Ms. Calderon is a certified public accountant with over 30 years of experience in public accounting. Prior to her retirement in September 2019, Ms. Calderon had served in various roles at KPMG, LLP, a global network of professional firms providing audit, tax, and advisory services (“KPMG”), since 1986. From July 2012 until September 2019, Ms. Calderon served as the Global Lead Partner for a Fortune 40 account, managing a global team of over 500 professionals in more than 50 countries. In addition to her role as Global Lead Partner, during the same period, Ms. Calderon served as a senior partner of KPMG’s Board Leadership Center and a board member of KPMG’s Global Delivery Center in India. From June 2008 until June 2012, Ms. Calderon served as KPMG’s U.S. National Partner in Charge of Operations and its Americas Region Chief Administrative Officer. Prior to June 2008, Ms. Calderon held various positions at KPMG, including National Director of Trust and Estate Tax Services; National Director, Tax Outsourcing; and Senior Manager, Corporate Tax Services. Ms. Calderon currently serves on the board of directors of Northern Technologies International Corporate (NASDAQ: NTIC) and is chair of the audit committee and a member of the nominating and governance committee, as well as serving on the board of directors of Belden, Inc. (NYSE: BDC) and is a member of the audit committee. Ms. Calderon holds a B.S. in Accounting from the University of California, Berkeley and an M.S. in Taxation from Golden Gate University.

We believe Ms. Calderon’s public accounting experience brings to our board of directors important skills related to corporate finance, among other matters, and qualifies her to serve as one of our directors.

Joshua S. Scherer — Director

Joshua Scherer has been a member of our board of directors since September 2018. He is a Founding Partner of Ducera Partners, an independent investment bank relied upon by decision makers to provide critical advice on complex and transformative transactions. Prior to the launch of Ducera Partners in June 2016, he spent eight years with Perella Weinberg Partners, an investment banking firm, most recently as a Partner. Mr. Scherer has over 25 years of investment banking experience, starting his career with Merrill Lynch in New York and Hong Kong, and thereafter with Houlihan Lokey where he focused on financial restructuring engagements.

Mr. Scherer has been actively involved in dozens of financial transactions, including M&A (buyside, sellside, distressed, etc.), financings (IPOs, other public equity, public and private debt, etc.), and financial restructurings (representing companies and investors). In addition, Mr. Scherer has advised on numerous fairness opinions and also provided testimony over a dozen times, including as a financial expert witness. He has advised companies in many of the most high profile and transformative transactions, including the restructuring and sale of Hostess Brands as well as in the financial restructurings of Caesar’s Entertainment, Hawker Beechcraft and Spectrum Brands, among others. Further, Mr. Scherer is leading the investment banking renewables practice for Ducera Partners, which in part focuses on the Electric Vehicle (EV) industry.

Mr. Scherer received a Bachelor of Arts in Economics from Middlebury College, where he graduated Summa cum Laude and was elected to Phi Beta Kappa.

We believe Mr. Scherer’s capital market experience and familiarity with investments in early-stage companies brings to our board of directors important skills related to corporate finance, among other matters, and qualifies him to serve as one of our directors.

Jesse G. Eisler — Director

Jesse Eisler has been a member of our board of directors since September 2018. He is an Orthopedic Spine Surgeon, Sole Proprietor of the Connecticut Back Center, LLC and Assistant Clinical Professor in the Department of Surgery University of Connecticut, with attending privileges at: Manchester Memorial Hospital, Rockville General Hospital, Saint Francis Medical Center and Hartford Hospital. Dr. Eisler has extensive research experience, numerous publications, honors and awards. He holds a B.S. and M.S. with honors from Stanford University, a Ph.D. and M.D. from Mount Sinai School of Medicine.

We believe Dr. Eisler’s extensive research experience brings to our board of directors important skills related to scientific methodology, among other matters, and qualifies him to serve as one of our directors.

Required Vote

Provided there is a quorum for the meeting, the five director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them shall be elected as directors. Votes withheld will have no legal effect on the election of directors. Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (including election of directors) without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this proposal.

The board of directors unanimously recommends that shareholders vote “FOR” the five director nominees listed above.

PROPOSAL TWO

APPROVAL OF THE ARCIMOTO, INC. 2022 OMNIBUS STOCK INCENTIVE PLAN

On April 13, 2022, our board of directors adopted the Arcimoto, Inc. 2022 Omnibus Stock Incentive Plan, or the 2022 Plan, subject to shareholder approval. Pursuant to the 2022 Plan, we may grant up to 2,000,000 shares (subject to adjustment as described below) of our common stock as long-term equity incentives in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, or other stock awards, or collectively, stock rights, to employees, consultants, and directors of our Company, or collectively, participants. We believe that the effective use of long-term equity incentives is essential to attract, motivate, and retain employees of our Company, to further align participants’ interests with those of our shareholders, and to provide participants incentive compensation opportunities that are competitive with those offered by other companies in the same industry and locations as ours.

In this Proposal Two, we are asking our shareholders to approve the 2022 Plan. The full text of the 2022 Plan is attached as Appendix A to this Proxy Statement.

As of April 20, 2022, approximately 300 employees and consultants and three non-executive directors were eligible to receive awards granted pursuant to the 2022 Plan. The closing price of the Company’s common stock on the Nasdaq Global Market on April 20, 2022 was $4.00.

Summary of the 2022 Plan.    Following is a summary of the principal features of the 2022 Plan. The summary is qualified by the full text of the 2022 Plan, attached to this Proxy Statement as Appendix A.

Key Provisions.    Following are the key provisions of the 2022 Plan:

Provision of Plan	Description
Eligible Participants:

Employees, directors, and consultants of our Company, any related entity, and any successor entity that adopts the 2022 Plan. Approximately 300 employees, directors, and consultants of our Company are eligible to receive awards under the 2022 Plan as of April 20, 2022.

Share Reserve:	• Total of 2,000,000 shares of our Company’s common stock

•   The reserved shares will be reduced (i) by one share for each share granted pursuant to stock rights awarded under the 2022 Plan, and (ii) to the extent cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, our Company will be deemed to have issued the number of shares of common stock which it was entitled to issue upon such exercise.

Award Types:	• Incentive stock options
• Nonstatutory stock options
• Stock appreciation rights (“SARs”)
• Restricted stock awards
• Restricted stock unit awards
• Dividend equivalent rights
Vesting:	Determined by our board of directors or a committee designated by our board.

Provision of Plan	Description
Award Limits:

No grantee may be granted an award of stock options or SARs in any calendar year with respect to more than 100,000 shares of our Company’s common stock, or an award of restricted stock, restricted stock units, dividend equivalent rights, or other awards that are valued with reference to shares covering more than 100,000 shares.

Repricings:	Repricing of outstanding stock awards is not permitted without the approval of our Company’s shareholders, except for certain proportionate capitalization adjustments as set forth in the 2022 Plan.
Plan Termination Date:	June 17, 2032.

Administration.    The 2022 Plan is administered by our compensation committee. With respect to grants of awards to our officers or directors, the 2022 Plan is administered by our compensation committee in a manner that permits such grants and related transactions to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The plan administrator has the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2022 Plan.

Available Shares.    Subject to adjustment upon certain corporate transactions or events, a maximum of 2,000,000 shares of our common stock may be issued under the 2022 Plan. In addition, subject to adjustment upon certain corporate transactions or events, a participant in the 2022 Plan may not receive options or SARs with respect to more than 100,000 shares of common stock in any calendar year or an award of restricted stock, restricted stock units, dividend equivalent rights or other awards that are valued with reference to shares covering more than 100,000 shares of common stock. Any shares covered by an award that is forfeited, canceled, or expires shall be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2022 Plan. Shares that actually have been issued under the 2022 Plan pursuant to an award shall not be returned to the 2022 Plan and shall not become available for future issuance under the 2022 Plan, other than unvested shares that are forfeited or repurchased by our Company. In the event any option or other award granted under the 2022 Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2022 Plan. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of an SAR, then we shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares of common stock which we were entitled to issue upon such exercise. Shares of common stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options shall not be available for awards under the 2022 Plan.

Eligibility and Types of Awards.    The 2022 Plan permits us to grant stock awards, including stock options, SARs, restricted stock, restricted stock units and dividend equivalent rights to our employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or a nonstatutory stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2022 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2022 Plan will become exercisable at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2022 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options shall terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to retirement, disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) delivery of a promissory note acceptable to the plan administrator (subject to minimum interest provisions set forth in the 2022 Plan), (c) a broker-assisted cashless exercise, (d) the tender of common stock previously owned by the optionholder, (e) a net exercise of the option, (f) past or future services rendered, (g) any combination of the foregoing methods of payment, and (h) any other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.

Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock (or any of our affiliates) may not be an incentive stock option unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

SARs may be granted under the 2022 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each SAR and the exercise price for an SAR, within the terms and conditions of the 2022 Plan, provided that the exercise price of an SAR cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of an SAR granted concurrently with a stock option, the number of shares of common stock to which the SAR relates will be reduced in the same proportion that the holder of the stock option exercises the related option.

The plan administrator determines whether to deliver cash in lieu of shares of common stock upon the exercise of an SAR. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of an SAR is determined by dividing (a) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (b) the fair market value of a share of common stock on the exercise date.

If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise of an SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2022 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a nonstatutory stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.

Restricted Stock Units

A restricted stock unit is a right to receive stock, cash equal to the value of a share of stock or other securities or a combination of the three at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the restricted stock unit award, including the size of the restricted stock unit award, the consideration (if any) to be paid by the recipient, the vesting schedule and criteria and the form (stock or cash) in which the award will be settled. If a participant’s service terminates before the restricted stock is fully vested, the unvested portion of the restricted stock unit award generally will be forfeited to us.

Dividend Equivalent Rights

Dividend equivalent rights entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of common stock.

Performance-Based Compensation.    The 2022 Plan establishes procedures for our Company to grant performance-based awards, meaning awards structured so that they will vest only upon the achievement of performance criteria established by the plan administrator for a specified performance period. The plan administrator will establish the performance goals before the 90th day of the applicable performance period (or, if the performance period is less than a year, no later than the number of days which is equal to 25% of the performance period).

The business measures that may be used to establish the performance criteria may include one of, or combination of, the following:

A.     Net earnings or net income (before or after taxes);

B.      Earnings per share;

C.     Net sales growth;

D.     Net operating profit;

E.      Return measures (including, but not limited to, return on assets, capital, equity, or sales);

F.      Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

G.     Cash flow per share;

H.     Earnings before or after taxes, interest, depreciation, and/or amortization;

I.       Gross or operating margins;

J.       Productivity ratios;

K.     Share price (including, but not limited to, growth measures and total shareholder return);

L.      Expense targets or ratios;

M.     Charge-off levels;

N.     Improvement in or attainment of revenue levels;

O.     Margins;

P.       Operating efficiency;

Q.     Operating expenses;

R.     Economic value added;

S.      Improvement in or attainment of expense levels;

T.      Improvement in or attainment of working capital levels;

U.      Debt reduction;

V.      Capital targets; and

W.     Consummation of acquisitions, dispositions, projects or other specific events or transactions.

Corporate Transactions.    Effective upon the consummation of a corporate transaction, all outstanding awards under the 2022 Plan will terminate unless they are assumed in connection with the corporate transaction.

The plan administrator has the authority, exercisable either in advance of any actual or anticipated corporate transaction or at the time of an actual corporate transaction, and exercisable at the time of the grant of an award under the 2022 Plan or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2022 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a corporate transaction on such terms and conditions as the plan administrator may specify. The plan administrator may also condition any such award’s vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the holder of the award within a specified period following the effective date of the corporate transaction. The plan administrator may provide that any awards so vested or released from such limitations in connection with a corporate transaction shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination.    Our board of directors generally may amend, suspend, or terminate the 2022 Plan, but it may not amend, suspend, or terminate the 2022 Plan without shareholder approval for certain actions, such as an increase in the number of shares reserved under the 2022 Plan, modifications to the terms and conditions of awards, modifications to exercise prices at which shares may be offered pursuant to options, extension of the 2022 Plan’s expiration date and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.

Tax Withholding.    Our board of directors may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (c) delivering to our Company already-owned shares of common stock, (d) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (e) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (f) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2022 Plan.

Summary of Federal Income Tax Consequences of the 2022 Plan.    The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2022 Plan and does not attempt to describe all possible federal, state or local, foreign, or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2022 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain, which will be short-term or long-term gain or loss, depending on the holding period of the stock. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally our Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (a) sales of the shares in a disqualifying disposition, (b) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (c) tax credits that may be available to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (a) the exercise price is no less than the fair market value of the stock on the date of grant and (b) our option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.

Stock Appreciation Rights

A participant recognizes no taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from the exercise of an SAR is recognized by the participant.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (a) the date the shares become transferable, (b) the date the shares are no longer subject to a substantial risk of forfeiture, or (c) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. The Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.

Restricted Stock Units

No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income from restricted stock units recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. The Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Other Awards

Our Company generally will be entitled to an income tax deduction in connection with an award under the 2022 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests or becomes nonforfeitable, unless the award provides for a further deferral.

Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that adverse tax consequences will apply unless distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred.

Certain awards under the 2022 Plan may be subject to the requirements of Section 409A in form and in operation, but designed to meet the conditions under Section 409A for avoiding its adverse tax consequences. For example, restricted stock units that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the 2022 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may be required to recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s deferred compensation recognized as ordinary income, as well as interest on such deferred compensation.

*    *    *

The foregoing is only a summary, based on the current Code and the Treasury Regulations promulgated by the U.S. Department of the Treasury thereunder, of the U.S. federal income tax consequences to the participant and our Company with respect to the grant and exercise of options and other awards under the 2022 Plan. The summary does not purport to be complete and does not address all income tax laws that may be relevant to any particular participant. It does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

New Plan Benefits.    The 2022 Plan administrator, in its discretion, selects the person(s) to whom awards may be granted and the number of shares subject to each such grant. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular individual(s) in the future.

If the 2022 Plan is adopted at the 2022 Annual Meeting, the Company intends not to make any new grants out of prior equity plans, including the Arcimoto, Inc. Second Amended and Restated 2012 Employee Stock Benefit Plan, the Arcimoto, Inc. Amended and Restated 2015 Stock Incentive Plan, and the Arcimoto, Inc. 2018 Omnibus Stock Incentive Plan.

Equity Incentive Plans.    As of April 20, 2022, our equity compensation plans consisted of the Second Amended and Restated 2012 Employee Stock Benefit Plan, the Amended and Restated 2015 Stock Incentive Plan and the 2018 Omnibus Stock Incentive Plan, each of which were approved by our shareholders. We do not have any equity compensation plans or arrangements that have not been approved by our shareholders. The following table sets forth the indicated information as of April 20, 2022, with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
Arcimoto, Inc. Second Amended and Restated 2012 Employee Stock Benefit Plan	393,312	$0.62	1
Arcimoto, Inc. Amended and Restated 2015 Stock Incentive Plan	513,773	$2.94	10,278
Arcimoto, Inc. 2018 Omnibus Stock Incentive Plan	4,282,578	$5.79	1,040,744
Total	5,189,663	$5.12	1,051,023

Vote Required.    The approval of the 2022 Plan requires that a quorum exist and that the number of votes in favor of approval of the 2022 Plan must exceed the votes cast against adoption of the 2022 Plan. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the proposal to approve the 2022 Plan) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this proposal.

The board of directors unanimously recommends that shareholders vote “FOR” approval of the Arcimoto, Inc. 2022 Omnibus Stock Incentive Plan.

CORPORATE GOVERNANCE MATTERS

Information about our Board

Our board of directors is currently comprised of six members, Mr. Frohnmayer, Mr. Becker, Ms. Calderon, Mr. Eisler, Mr. Russell, and Mr. Scherer. However, Mr. Russell will not be standing for reelection in 2022. Each director serves for a term of one year and each will serve until a successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Any additional directorships resulting from an increase in the number of directors or any vacancy may be filled by the directors then in office or the shareholders (as provided in our bylaws).

Our board of directors does not have a policy on whether or not the role of the Chief Executive Officer and Chairman of the board should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Our board has determined that the role of Mr. Frohnmayer as Chairman of the board need not be separated from his role of Chief Executive Officer at this time. Additionally, Mr. Scherer presently serves as Lead Independent Director. Responsibilities of the Lead Independent Director include: serving as a liaison between the independent directors and the CEO; being a sounding board for the CEO and independent directors on strategies, plans, organization, relationships, accountabilities, and other issues; consulting between meetings with the CEO on key corporate risks and strategic initiatives; presiding at all executive sessions of independent directors and any meetings where the Chairman is not present; reviewing and making suggestions on board meeting agendas and schedules; and calling special meetings as he or she deems appropriate or upon request of an independent director.

Our board believes that this structure currently provides the most efficient and effective leadership model for our Company, given the Company’s current size and complexity and Mr. Frohnmayer’s role in founding our Company, his extensive knowledge of our business and industry, his ability to formulate and implement strategic initiatives and his extensive contact with and knowledge of our vendors and customers. As Chief Executive Officer, Mr. Frohnmayer is intimately involved in our day-to-day operations and is therefore able to elevate the most critical business issues for consideration by our board.

Contrasting with the efficiency benefit of this structure is the desire to ensure that control over both management and corporate governance is not overly invested in one person. The board is confident that, as currently constituted, it provides ample counterbalance to a combined Chairman and Chief Executive Officer and that it continues to provide suitable independent oversight of management. The independent directors on the board are accomplished professionals possessing substantial real-world business and business-related experience. The independent directors meet periodically in separate session excluding the Chairman and Chief Executive Officer at regular meetings of the board. Further, any director has the right to submit items to be heard at any board meeting. Lastly, the independent directors outnumber the Chairman and Chief Executive Officer by a supermajority.

The board will review the current board leadership structure periodically as it appoints its Chairman. While the Board has presently determined that it is appropriate for Mr. Frohnmayer to serve in a combined role of Chairman and Chief Executive Officer, the board retains the right to separate those roles at any point in the future if it determines that such a separation would be in the best interests of the Company and the shareholders.

Director Independence

Currently, our board of directors consists of six directors, although Mr. Russell is not standing for reelection in 2022. Our board has undertaken a review of the independence of our directors and has determined that Ms. Calderon, Mr. Scherer, Mr. Eisler and Mr. Russell are independent within the meaning of the Nasdaq Stock Market Listing Rule 5605(a)(2). Pursuant to Nasdaq Stock Market Listing Rule 5615(b)(1), a majority of our board members are required to be independent. Information on additional independence requirements with respect to board committee members is set forth below under “Board Committees.”

Due to the size of our board of directors, Ms. Calderon, Mr. Scherer, and Mr. Eisler, the independent directors, are able to closely monitor the activities of our Company and they intend to meet regularly in executive sessions without management to discuss the development and strategy of our Company. These executive sessions will allow the independent directors to review key decisions and discuss matters in a manner that is independent of our Chief Executive Officer.

Family Relationships

There is no family relationship between any director, executive officer or person nominated to become a director or executive officer of our Company.

Executive Sessions of Non-Employee Directors

In order to promote open discussion among non-employee directors, our board of directors intends to conduct executive sessions of non-employee directors at scheduled meetings and at such other times requested by a non-employee director.

Selection of Nominees for our Board of Directors

The nominating and governance committee of our board of directors is responsible for establishing the criteria for recommending which directors should stand for re-election to our board and the selection of new directors to serve on our board. Although we have no formal policy regarding shareholder nominees, our board believes that shareholder nominees should be viewed in substantially the same manner as other nominees. The committee has not formulated any specific minimum qualifications for director candidates, but has determined certain desirable characteristics, including strength of character, mature judgment, career specialization, relevant technical skills, diversity and independence. The nominating and governance committee does not currently maintain a separate diversity policy regarding nominees for director. Instead the nominating and governance committee relies on diversity as one of the many desirable characteristics in the consideration of potential director nominees.

Board Diversity

The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Stock Market LLC Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions.

Arcimoto, Inc. Board Diversity Matrix as of May 2, 2022
Total Number of Directors			6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	—	—
Part II: Demographic Information
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—

Board Committees

Committees of our Board of Directors

Our board of directors adopted written charters for each of the audit committee, the compensation committee and the nominating and governance committee, all of which are available under Investor — Corporate Governance section of our website at www.arcimoto.com. Set forth below is information about each of these committees of our board as of April 20, 2022.

Audit Committee

Our audit committee consists of Ms. Calderon (Chair), Mr. Eisler, and Mr. Scherer. In addition to meeting the independence requirements generally applicable to directors, the Board has determined that each of Ms. Calderon, Mr. Eisler, and Mr. Scherer also satisfy the independence requirements of Rule 5605(c)(2) of the Nasdaq Stock Market listing rules and SEC Rule 10A-3. Our board further has affirmatively determined that Ms. Calderon is an “audit committee financial expert” beginning on April 16, 2020. Our audit committee is responsible for, among other things:

•        appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;

•        reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•        reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

•        establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•        investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the audit committee deems necessary;

•        determining compensation of the independent auditors and of advisors hired by the audit committee and ordinary administrative expenses;

•        reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•        monitoring and evaluating the independent auditor’s qualifications, performance, and independence on an ongoing basis;

•        reviewing reports to management prepared by the internal audit function, as well as management’s response;

•        reviewing and assessing the adequacy of the formal written charter on an annual basis;

•        reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and

•        handling such other matters that are specifically delegated to the audit committee by our board from time to time.

Compensation Committee

Our compensation committee currently consists of Mr. Eisler (Chair), Mr. Russell, and Mr. Scherer. In addition to meeting the independence requirements generally applicable to directors, the Board has determined that each of Messrs. Scherer, Eisler and Russell also satisfy the independence requirements of Rule 5605(d)(2) of the Nasdaq Stock Market listing rules. Our compensation committee is responsible for, among other things:

•        reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

•        reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

•        reviewing and making recommendations, on an annual basis, to the board with respect to director compensation;

•        reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;

•        reviewing and assessing, periodically, the adequacy of the formal written charter; and

•        such other matters that are specifically delegated to the compensation committee by our board from time to time.

Pursuant to its written charter, our compensation committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. Additionally, our compensation committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers.

Nominating and Governance Committee

Our nominating and governance committee consists of Ms. Calderon (Chair), Mr. Russell, and Mr. Scherer, each of whom satisfy the independence requirements generally applicable to directors, as required by Nasdaq Stock Market listing rules. Our nominating and governance committee is responsible for, among other things:

•        identifying and screening candidates for our board, and recommending nominees for election as directors;

•        establishing procedures to exercise oversight of the evaluation of the board and management;

•        developing and recommending to the board a set of corporate governance guidelines, as well as reviewing these guidelines and recommending any changes to the board;

•        reviewing the structure of the board’s committees and recommending to the board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

•        developing and reviewing our code of conduct, evaluating management’s communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;

•        reviewing and assessing the adequacy of the formal written charter on an annual basis; and

•        generally advising the board on corporate governance and related matters.

Information Regarding Meetings of our Board and its Committees

During 2021, our board of directors held nine meetings. During 2021, our board’s audit committee held nine meetings. During 2021, our board’s nominating and governance committee held one meeting. During 2021, our board’s compensation committee held one meeting. All directors attended all board meetings and all committee members attended all committee meetings except that two directors missed two of the board meetings and one director missed one compensation committee meeting.

We do not have a formal written policy with respect to directors’ attendance at our annual meetings of shareholders. Four of our six directors attended our 2021 Annual Meeting either in person or virtually.

Risk Oversight

While our Company’s senior management has responsibility for the management of risk, our board of directors plays an important role in overseeing this function. Our board regularly reviews our market and business risks during its formal and informal meetings and, since its formation, each of its committees has begun to oversee risks associated with its respective area of responsibility. In particular, our audit committee oversees risk related to our accounting, tax, financial and public disclosure processes. It also assesses risks associated with our financial assets. Our compensation committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. Our nominating and governance committee seeks to minimize risks related to our governance structure by implementing sound corporate governance principles and practices. Each of our committees reports to the full board as appropriate on its efforts at risk oversight and on any matter that rises to the level of a material or enterprise level of risk.

Code of Conduct

We have adopted a code of ethics relating to the conduct of our business by all of our employees, officers, and directors and it is available under Investor — Corporate Governance on our website at www.arcimoto.com.

Communications with our Board of Directors

Shareholders who wish to communicate with members of our board of directors, including the independent directors individually or as a group, may send correspondence to them in care of our Corporate Secretary at our principal executive offices at 2034 West 2nd Avenue, Eugene, Oregon 97402. Such communication will be forwarded to the intended recipient(s). We currently do not intend to have our Corporate Secretary screen this correspondence, but we may change this policy if directed by our board due to the nature or volume of the correspondence.

DIRECTOR COMPENSATION

Director Compensation Table for Year Ended December 31, 2021

The following table sets forth information regarding compensation earned during the fiscal year ended December 31, 2021 by each of our non-employee directors:

Name	Fees Paid in Cash ($)	Fees Paid in Stock ($)(1)	Total ($)
Nancy Calderon	16,000	50,967	66,967
Jesse Eisler	16,625	49,859	66,484
Galileo Russell	—	50,978	50,978
Joshua Scherer	—	77,978	77,978

____________

(1)      The amounts in this column reflect the aggregate grant date fair value of RSUs awarded during the year as director compensation computed in accordance with FASB ASC Topic 718. See Note 8 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021 for the assumptions underlying the valuation of equity awards. The RSUs were issued at the closing price on the last day of the relevant quarter. Fair value is calculated as the number of RSUs received multiplied by the common stock closing price on the last day of the relevant quarter.

Director Compensation Plan

On December 30, 2020, the board of directors adopted the 2021 Director Compensation Plan, which was effective January 1, 2021. It set forth a schedule of retainers to determine director compensation.

Board Member Retainer:	$50,000 per annum
Chairman Retainer:	$25,000 per annum
Lead Director Retainer:	$12,500 per annum
Audit Committee Chair Retainer:	$9,000 per annum
Audit Committee Member Retainer:	$7,500 per annum
Compensation Committee Chair Retainer:	$5,000 per annum
Compensation Committee Member Retainer:	$4,000 per annum
Nominating and Governance Chair Retainer:	$5,000 per annum
Nominating and Governance Member Retainer:	$4,000 per annum

Retainers will be split and paid to members in equal quarterly installments. Retainers will be paid in the form of up to fifty percent in cash and the remainder in Restricted Stock Units under and pursuant to the terms of the Company’s 2018 Omnibus Stock Incentive Plan, as amended, unless another equity plan has been duly adopted in accordance with applicable law and stock exchange requirements, in which case our Compensation Committee may also elect to issue shares of common stock under such equity plan. Directors may also elect to defer their stock pursuant to the terms of the Deferred Compensation Plan for Directors.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls and has primary oversight responsibility for the Company’s risk management program. The Audit Committee’s functions are described in greater detail on page 17 of this proxy statement. Among other things, the Audit Committee recommends to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K.

The Audit Committee is comprised of three directors, all of whom are independent as determined in accordance with Nasdaq’s listing standards. Each member of the Audit Committee is also independent within the meaning of Rule 10A-3 under the Exchange Act.

Our Audit Committee has (1) reviewed and discussed with management the audited financial statements for the year ended December 31, 2021, (2) discussed with dbbmckennon, our independent registered public accounting firm, the matters required to be discussed by Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), and (3) received the written disclosures and the letter from dbbmckennon concerning applicable requirements of the PCAOB regarding dbbmckennon’s communications with the audit committee concerning independence, and has discussed with dbbmckennon its independence. Based upon these discussions and reviews, the Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is filed with the SEC.

Our audit committee operates under a written charter adopted by our board of directors, a copy of which is available under Investor — SEC Documents on our website at www.arcimoto.com. In order to ensure that the Company’s independent registered public accounting firm is engaged only to provide audit and non-audit services that are compatible with maintaining independence as defined by applicable laws and regulations, the audit committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, each year, at the time it engages an independent registered public accounting firm, the audit committee pre-approves the engagement terms and fees and may also pre-approve detailed types of audit-related and permitted tax services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre-approved by the audit committee on an engagement-by-engagement basis. All of the services described below under the caption “FEES PAID TO AUDITORS” were pre-approved by the Audit Committee.

This report has been submitted by the members of the Audit Committee:

THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS
Nancy Calderon
Jesse Eisler
Joshua Scherer

This Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference therein.

FEES PAID TO AUDITORS

The following table summarizes the aggregate fees billed for professional services rendered to us by dbbmckennon in 2020 and 2021.

	2020	2021
Audit Fees(1)	$193,636	$420,629
Audit-Related Fees	—	—
Tax Fees	4,000	—
All Other Fees	—	—
Total Fees	$197,636	$420,629

____________

(1)      Represents the aggregate fees billed to us by dbbmckennon in connection with the annual audit of our financial statements, for the review of our financial statements included in our public company filings, if any, and for other services normally provided in connection with statutory and regulatory filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 20, 2022, unless otherwise noted below, for the following:

•        each person or entity known to own beneficially more than 5% of our outstanding common stock as of the date indicated in the corresponding footnote;

•        each of the named executive officers named in the Summary Compensation table;

•        each director; and

•        all current directors and executive officers as a group.

Applicable percentage ownership is based on 38,442,057 shares of our common stock outstanding as of April 20, 2022, unless otherwise noted below, together with applicable options and warrants for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after April 20, 2022, and warrants currently vested, or vesting within 60 days after April 20, 2022, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed shareholder is c/o Arcimoto, Inc., 2034 West 2nd Avenue, Eugene, Oregon 97402.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned
Mark D. Frohnmayer(1)	7,647,255	19.7%
Nancy E. Calderon	20,441	*
Jesse G. Eisler	485,372	1.3%
Terry L. Becker(2)	142,554	*
Joshua S. Scherer	98,782	*
Galileo A. Russell	6,991	*
Douglas M. Campoli(3)	169,194	*
John Dorbin, Jr.(4)	10,916	*
All directors and executive officers as a group (9 individuals)(4)	8,746,389	22.2%
5% or Greater Shareholders:
Invesco, Ltd.(5)	2,271,384	5.9%

____________

*        Less than 1.0%.

(1)      Includes 40,000 shares that Mr. Frohnmayer has the right to acquire from us within 60 days of April 20, 2022, pursuant to the exercise of stock options, 95,063 shares of deferred compensation and 300,000 shares issuable upon the exercise of warrants.

(2)      Includes 53,111 shares that Mr. Becker has the right to acquire from us within 60 days of April 20, 2022, pursuant to the exercise of stock options and 4,655 shares of deferred compensation.

(3)      Includes 123,894 shares that Mr. Campoli has the right to acquire from us within 60 days of April 20, 2022, pursuant to the exercise of stock options.

(4)      Includes 10,917 shares that Mr. Dorbin has the right to acquire from us within 60 days of April 20, 2022, pursuant to the exercise of stock options.

(5)      Based on Schedule 13G/A filed with the SEC on February 9, 2022, consists of 2,271,384 shares held of record by clients of Invesco Ltd., over which Invesco Ltd. has sole voting power over 2,266,546 shares and sole dispositive power over 2,271,384 shares. Invesco Capital Management LLC is a subsidiary of Invesco Ltd. and advises the Invesco WilderHill Clean Energy ETF, the owner of such shares. The address for Invesco, Ltd. is 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and any persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require executive officers, directors, and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 filed electronically with the SEC during the year ended December 31, 2021, no director, officer, beneficial owner of more than ten percent of our outstanding shares of common stock, or any other person subject to Section 16 of the Exchange Act, failed to file on a timely basis during the fiscal year ended December 31, 2021, except, for each of Mr. Frohnmayer, Ms. Calderon, Mr. Eisler, Mr. Becker, and Mr. Scherer, one Form 4 which covered one transaction, and for Mr. Russell, two Forms 4 which covered two transactions.

EXECUTIVE COMPENSATION

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. Our named executive officers for the year ended December 31, 2021 are: Mark D. Frohnmayer, our Chief Executive Officer, President and Chairman of the Board, Douglas M. Campoli, our Chief Financial Officer and Treasurer, and John W. Dorbin, Jr., our General Counsel and Corporate Secretary.

The primary objective of our compensation policies and programs with respect to executive compensation is to serve our shareholders by attracting, retaining and motivating talented and qualified executives. We focus on providing a competitive compensation package that provides, at the discretion of our board of directors, incentives for the achievement of corporate and individual performance objectives. Decisions regarding executive compensation are the primary responsibility of our compensation committee. Our board regularly assesses our compensation policies for any practices that are reasonably likely to have a material adverse effect on our Company. As of December 31, 2021, our board concluded that our compensation policies did not present any such risks to the Company.

In 2021, we compensated our named executive officers through a mix of base salary and equity compensation at levels that we believed were comparable to those of executives at companies of similar size and stage of development, and that rewarded our named executive officers for their contributions. We have not yet established a formal policy with respect to our allocations between long-term equity compensation and short-term incentive compensation.

Summary Compensation Table

The following table shows information regarding the compensation earned during the years ended December 31, 2021 and December 31, 2020 by our named executive officers. There were no bonuses or non-equity incentive plan compensation during these years; accordingly, those columns were omitted from the Summary Compensation Table.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Mark D. Frohnmayer	2021	220,000		74,979	—	300	295,279
Chief Executive Officer, President and Chairman of the Board	2020	97,708	(3)	355,946	—	—	453,654

John Dorbin	2021	200,000		—	53,401	300	253,701
General Counsel and Secretary	2020	—		—	—	—	—

Douglas M. Campoli	2021	144,762		—	51,368	300	196,430
Chief Financial Officer and Treasurer	2020	115,001		—	77,755	—	192,756

____________

(1)      The amounts in this column reflect the aggregate grant date fair value of RSUs awarded during the year as director compensation computed in accordance with FASB ASC Topic 718. See Note 8 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021 for the assumptions underlying the valuation of equity awards.

(2)      The amounts in this column reflect the aggregate grant date fair value of stock options awarded during the year computed in accordance with FASB ASC Topic 718. See Note 8 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021 for the assumptions underlying the valuation of equity awards.

(3)      Includes $95,000 director compensation.

Narrative to Summary Compensation Table

We are continually evaluating various compensation programs to implement as our business evolves. The disclosures below describe our historical compensation practices.

Annual Salary

We review compensation annually for our named executive officers. In setting base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to our Company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.

Our board of directors has historically determined the compensation for our executive officers and more recently delegated this authority to the compensation committee, other than with respect to our chief executive officer. Our compensation committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executive officers other than the chief executive officer. Based on those discussions and its discretion, the compensation committee then approves the compensation for our executive officers. Our board, without members of management present, discusses the compensation committee’s report on these matters and approves the compensation of our chief executive officer. To date, our compensation committee has not engaged a compensation consultant.

Named Executive Officer Employment Agreements

In late 2020, the Company entered into an employment agreement with our President and Chief Executive Officer, Mr. Frohnmayer, which was dated to be effective January 1, 2021. The term of the Employment Agreement is for two years. Mr. Frohnmayer will receive a salary of $220,000 per year. If the Company elects not to renew the agreement or if Mr. Frohnmayer is terminated by the Company without “cause” (as defined in the agreement) or Mr. Frohnmayer terminates his employment for “good reason” (as defined in the agreement), provided that Mr. Frohnmayer executes a release and separation agreement in a form provided by the Company, he will receive continuing payments of the then effective Base Salary plus the costs of COBRA insurance coverage for 12 months. A copy of the full Employment Agreement was filed as an exhibit to the Current Report on Form 8-K filed on January 6, 2021.

Long-Term Incentives

Our board of directors approved the 2012 Employee Stock Benefit Plan, as amended, or the 2012 Plan, on July 1, 2012, as approved by the Company shareholders on December 6, 2012, and amended it on March 29, 2013 and July 21, 2017. Among the types of equity awards that may be granted under the 2012 Plan are warrants and stock awards. As of December 31, 2021, the aggregate number of shares of our voting common stock that may be issued pursuant to the 2012 Plan was 393,313 shares. As of December 31, 2021, there were a total of 393,312 shares of our voting common stock reserved for issuance in connection with outstanding awards under the 2012 Plan. We have granted 300,000 awards to our named executive officers under the 2012 Plan.

Our board of directors approved the Amended and Restated 2015 Stock Incentive Plan, or 2015 Plan, on May 8, 2015, as approved by Company shareholders on May 8, 2015, and amended it on July 21, 2017. Among the types of equity awards that may be granted under the 2015 Plan are incentive stock options, nonstatutory stock options, stock bonuses and restricted stock. As of December 31, 2021, the aggregate number of shares of our voting common stock that may be issued pursuant to the 2015 Plan is 544,051 shares. As of December 31, 2021, there were a total of 533,773 shares of our voting common stock reserved for issuance in connection with outstanding awards under the 2015 Plan. We have granted 140,000 options to our named executive officers under the 2015 Plan.

On April 6, 2018, our board of directors adopted the Arcimoto, Inc. 2018 Omnibus Stock Incentive Plan, or the 2018 Plan, as approved by Company shareholders on June 9, 2018. Pursuant to the 2018 Plan, we may grant up to 6,000,000 shares of our common stock as long-term equity incentives in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, or other stock awards, or collectively, stock rights, to employees, consultants, and directors of our Company, or collectively, participants. As of December 31, 2021, the aggregate number of shares of our voting common stock that may be issued pursuant to the 2018 Plan is 5,325,114 shares. As of December 31, 2021, there were a total of 3,046,544 shares of our voting common stock reserved for issuance in connection with outstanding awards under the 2018 Plan. We have granted 232,263 options and deferred stock units to our named executive officers under the 2018 Plan.

We grant stock options to our named executive officers and our other employees. To date, we have maintained a practice of granting additional equity twice a year approximately every six months, and we have retained discretion to provide additional targeted grants in certain circumstances.

We award our equity grants on the date our board of directors approves the grant. We set the option exercise price and grant date fair value based on our per-share valuation on the date of grant. Time vested stock option grants to our executives and most employees typically vest one-third on the first anniversary of the vesting commencement date and the remaining options vest in equal installments over the following 24 months.

Pension Benefits

We do not have any qualified or non-qualified defined benefit pension plans. In late 2020, we began offering a defined contribution 401(k) plan, although there is no company match for employee contributions at this time.

Employee Benefit Plans

We offer health, dental and vision insurance benefits to all employees, including our named executive officers.

Outstanding Equity Awards as of December 31, 2021

The following table lists the outstanding equity awards held by our named executive officers as of December 31, 2021:

	Option Awards							Warrant Awards
Name	Number of shares underlying unexercised options exercisable (#)		Number of shares underlying unexercised options unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of shares underlying unexercised warrants exercisable (#)	Number of shares underlying unexercised warrants unexercisable (#)	Warrant Exercise Price ($)	Warrant Expiration Date
Mark D. Frohnmayer	20,000	(1)	—		$2.0605	10/2/2025	300,000	—	$0.50	3/9/2027
Chief Executive Officer, President and Chairman of the Board	20,000	(2)	—		$2.75	3/1/2027

John Dorbin	7,000	(8)	14,000		$12.06	12/14/2030
General Counsel and Secretary	—		5,000	(9)	$11.27	6/7/2031
	—		1,000	(10)	$13.90	7/8/2031
	—		1,500	(11)	$10.26	10/7/2031

Douglas M. Campoli	26,000	(2)	—		$2.50	3/1/2027
Chief Financial Officer and Treasurer	35,000	(3)	—		$3.10	12/1/2027
	20,000	(4)	—		$4.33	9/1/2028
	11,367	(5)	1,833		$4.52	4/5/2029
	12,778	(6)	7,222		$1.71	12/23/2029
	7,778	(7)	12,222		$5.41	9/11/2030
	—		1,000	(8)	$12.06	12/14/2030
	—		6,000	(9)	$11.27	6/7/2031
	—		1,500	(11)	$10.26	10/7/2031

____________

(1)      The options subject to this grant vest one-third on the first anniversary of the date of grant, October 2, 2016. The remaining options vest in equal monthly installments for 24 months on the first day of each month, commencing on November 2, 2016.

(2)      The options subject to this grant vest one-third on the first anniversary of the date of grant, March 1, 2018. The remaining options vest in equal monthly installments for 24 months on the first day of each month, commencing on April 1, 2018.

(3)      The options subject to this grant vest one-third on the first anniversary of the date of grant, December 1, 2018. The remaining options vest in equal monthly installments for 24 months on the first day of each month, commencing on January 1, 2019.

(4)      The options subject to this grant vest one-third on the first anniversary of the date of grant, September 1, 2019. The remaining options vest in equal monthly installments for 24 months on the first day of each month, commencing on October 1, 2019.

(5)      The options subject to this grant vest one-third on the first anniversary of the date of grant, April 5, 2020. The remaining options vest in equal monthly installments for 24 months on the fifth day of each month, commencing on May 5, 2020.

(6)      The options subject to this grant vest one-third on the first anniversary of the date of grant, December 23, 2020. The remaining options vest in equal monthly installments for 24 months on the twenty third day of each month, commencing on January 23, 2021.

(7)      The options subject to this grant vest one-third on the first anniversary of the date of grant, September 11, 2021. The remaining options vest in equal monthly installments for 24 months on the eleventh day of each month, commencing on October 11, 2021.

(8)      The options subject to this grant vest one-third on the first anniversary of the date of grant, December 14, 2021. The remaining options vest in equal monthly installments for 24 months on the fourteenth day of each month, commencing on January 14, 2022.

(9)      The options subject to this grant vest one-third on the first anniversary of the date of grant, June 7, 2022. The remaining options vest in equal monthly installments for 24 months on the seventh day of each month, commencing on July 7, 2022.

(10)    The options subject to this grant vest one-third on the first anniversary of the date of grant, July 8, 2022. The remaining options vest in equal monthly installments for 24 months on the eighth day of each month, commencing on August 8, 2022.

(11)    The options subject to this grant vest one-third on the first anniversary of the date of grant, October 7, 2022. The remaining options vest in equal monthly installments for 24 months on the seventh day of each month, commencing on November 7, 2022.

Policies on Ownership, Insider Trading, Hedging, 10b5-1 Plans and Pledging

We do not have formal stock ownership guidelines for our executive officers, because the compensation committee is satisfied that stock and option holdings among our executive officers are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders. In addition, we believe that stock ownership guidelines are rare in companies at our stage, which means that ownership requirements would put us at a competitive disadvantage when recruiting and retaining high-quality executives.

Our executive officers may enter into trading plans established according to Section 10b5-1 of the Exchange Act. These plans may include specific instructions for the broker to exercise vested options and sell Arcimoto stock on behalf of the executive officer at certain dates, if our stock price is above a specified level or both. Under these plans, the executive officer no longer has control over the decision to exercise and sell the securities in the plan, unless he or she amends or terminates the trading plan during a trading window. The purpose of these plans is to enable executive officers to recognize the value of their compensation and diversify their holdings of our stock during periods in which the executive officer would be unable to sell our common stock because material information about us had not been publicly released. As of the record date, none of our executive officers had a trading plan in effect.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Since January 1, 2020, except as set forth below, there were no transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

On August 14, 2019, multiple convertible promissory notes were issued in the aggregate principal amount of $648,972, including to related parties as described below. Between August 14, 2019 and September 27, 2019, the Company issued additional notes in the original principal amount of $850,000, including to related parties as described below. The notes were due in July 2020 and were payable in cash or convertible into common stock at $4.25 per share at the option of the holder. On June 25, 2020, certain notes were converted in accordance with the Subscription Agreement. As a result, principal amounts of $1,310,893, of which $962,829 was to related parties, and unpaid accrued interest of $108,284, of which $71,725 was to related parties, were converted into 333,924 shares of common stock at a conversion price of $4.25 per share. The Company also paid an aggregate of $688,079 of cash to settle principal, of which $188,079 was to related parties, and $80,953 of accrued interest, of which $41,691 was to related parties, to settle the remaining convertible notes. Interest expense on the notes was $53,284 for the year ended December 31, 2020.

Mr. Eisler, a member of our board of directors, held notes in the aggregate principal amount of $453,198. On June 25, 2020, $496,447 of principal and interest was paid, $200,000 in cash and $296,447 converted into 69,752 shares of common stock at a conversion price of $4.25 per share.

Mr. Scherer, a member of our board of directors, held notes in the aggregate principal amount of $108,103. On June 25, 2020, $119,457 of principal and interest was converted into 28,107 shares of common stock at a conversion price of $4.25 per share.

Mr. Frohnmayer, our chief executive officer, held notes in the aggregate principal amount of $303,056. On June 25, 2020, $333,755 of principal and interest was converted into 78,351 shares of common stock at a conversion price of $4.25 per share.

Mr. Campoli, our chief financial officer, held notes in the aggregate principal amount of $27,310. On June 25, 2020, $29,770 of principal and interest was paid in cash.

Mr. Frohnmayer’s mother held notes in the aggregate principal amount of $259,241. On June 25, 2020, $284,895 of principal and interest was converted into 67,034 shares of common stock at a conversion price of $4.25 per share.

During the year ended December 31, 2020, we sold FUVs for $155,688 to entities controlled by FOD Capital LLC, a 5% shareholder of our common stock. FOD Capital, LLC also holds franchise rights for the Florida Keys, subject to certain modifications to the terms of our standard franchise agreement including, but not limited to, a right of first refusal for any Company rental franchise in the South Beach Region of Miami Beach, Florida. During 2020 and 2021, we also received $6,258 and $4,500, respectively, in franchise royalties from entities controlled by FOD Capital. In 2021, we also received $5,542 for vehicle service and repair. Based on a Schedule 13G/A filed with the SEC on February 12, 2021, FOD Capital, LLC indicated their shareholdings are less than 5% of the Company as of that date.

On April 25, 2022, we entered into a Convertible Promissory Note (“Note”) with Ducera Investments LLC (the “Holder”) whereby we borrowed $4,500,000 at ten percent (10%) per annum interest, compounded quarterly, for a term of five (5) years. Subject to certain conditions, the interest accrues as additional principal on the Note. The Note is an unsecured obligation of the Company. Mr. Joshua Scherer is a member of Ducera Investments LLC, 2022 Series A, the Holder of the Note, and a member of our Board of Directors. The Holder may, at its election, convert the principal plus then-accrued interest into shares of our common stock at $7.00 per share, upon notice to us. We may, at our election, convert the Note to shares of common stock at $7.00 per share provided that our common stock closes for 30 consecutive days at a price required to provide the Holder with shares having a market value of at least 4.5 times the initial principal amount of $4,500,000. If neither party has previously converted the Note, then on maturity the outstanding principal plus accrued interest on the Note shall convert into shares of common stock at the lesser of (i) the Conversion Price (initially $7.00) and (ii) the greater of (x) the per share price required to provide the Holder with shares having a market value of at least 4.0 times the Initial Principal Amount ($4,500,000) upon conversion based on the 10-day volume weighted average price of the common stock for the 10-days immediately prior to, but excluding, the Maturity Date and (y) $4.33 (the “Floor Conversion Price”). In the event that the Notes are converted at the Floor Conversion Price, we shall also pay to the Holder on the Maturity Date a cash payment equal to (x) the principal amount of the Note at the Maturity Date minus (y) the Converted Equity Market Value (as defined below) divided by four (4). “Converted Equity Market Value” shall mean the value of the shares of common stock delivered to the Holder based on a share price equal to the lower of: (i) 10-day volume weighted average price of the common stock for the 10-days immediately prior to, but excluding, the Maturity Date and (ii) the Closing Share Price on the day immediately prior to the Maturity Date. A copy of the Note is filed with our Current Report on Form 8-K filed April 26, 2022.

Procedures for Approval of Related-Party Transactions

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving or ratifying any related-party transaction reaching a certain threshold of significance. In the course of its review and approval or ratification of a related-party transaction, the committee, among other things, considers, consistent with Item 404 of Regulation S-K, the following:

•        the nature and amount of the related person’s interest in the transaction;

•        the material terms of the transaction, including, without limitation, the amount and type of transaction; and

•        any other matters the audit committee deems appropriate.

Any member of the audit committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote regarding approval or ratification of the transaction. However, such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple shareholders sharing an address unless a company has received contrary instructions from one or more of the shareholders at that address. This means that only one copy of the Notice of Internet Availability, Proxy Statement and Annual Report may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of the Notice of Internet Availability, Proxy Statement and/or Annual Report either now or in the future, please contact our Corporate Secretary either by calling (541) 683-6293 or by mailing a request to Attn: Corporate Secretary, 2034 West 2nd Avenue, Eugene, Oregon 97402. Upon written or oral request to the Corporate Secretary, the Company will provide a separate copy of the Notice of Internet Availability, Proxy Statement and Annual Report. In addition, shareholders at a shared address who receive multiple Notices of Internet Availability or multiple copies of proxy materials may request to receive a single Notice of Internet Availability or a single copy of proxy materials in the future in the same manner as described above.

SHAREHOLDER PROPOSALS

Shareholders may present proposals for action at meetings of shareholders only if they comply with the proxy rules established by the SEC, applicable Oregon law and our bylaws. We have not received any shareholder proposals for consideration at the Annual Meeting.

Under SEC Rule 14a-8, in order for a shareholder proposal to be included in our proxy solicitation materials for the 2023 Annual Meeting of Shareholders, it must be delivered to our principal executive office located at 2034 West 2nd Avenue, Eugene, Oregon 97402 by January 2, 2023; provided, however, that if the date of the 2023 Annual Meeting of Shareholders is more than 30 days before or after June 17, 2023, notice by the shareholder must be delivered a reasonable time before the Company begins to print and send its proxy materials.

Management’s proxy holders for the next annual meeting of shareholders will have discretion to vote proxies given to them on any shareholder proposal of which our Company does not have notice prior to March 18, 2022.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC is accessible free of charge on our website at www.arcimoto.com under Investor — SEC Filings. The Annual Report on Form 10-K contains audited balance sheets of our Company as of December 31, 2021 and 2020, and the related statements of operations, shareholders’ equity (deficit), and cash flows for each of the two years in the period ended December 31, 2021. You can request a copy of our Annual Report on Form 10-K free of charge by calling (541) 683-6293 or sending an email to investor@arcimoto.com. Please include your contact information with the request.

OTHER MATTERS

The audit committee of our board of directors has selected the independent registered public accounting firm of Deloitte & Touche LLP (“Deloitte”), to audit our financial statements for the fiscal year ending December 31, 2022. dbbmckennon has audited our financial statements annually from 2016 to 2021. A representative of Deloitte is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions. Deloitte has advised us that it does not have, and has not had, any direct or indirect financial interest in our Company that impairs its independence under SEC rules. Notwithstanding the selection of Deloitte, our audit committee, in its discretion, may appoint a different independent registered public accounting firm at any time, if it believes doing so would be in the best interests of our Company and our shareholders.

Other than those matters set forth in this Proxy Statement, we do not know of any additional matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed form of proxy to vote the shares they represent as our board of directors recommends.

THE BOARD OF DIRECTORS

Dated: May 2, 2022

DIRECTIONS TO THE ANNUAL MEETING

Arcimoto, Inc.
2034 West 2nd Avenue
Eugene, Oregon 97402

From the Portland Airport/North of Eugene

Take the I-205 S ramp to Interstate 84/Portland/Salem. Merge onto I-205 S. Take exit 21B to merge onto I-84 W/US-30 W toward Portland. Use the left 2 lanes to take the exit toward Salem and merge onto I-5 S. Keep right at the fork to stay on I-5 S, follow signs for Interstate 5 S/Salem. Take exit 194B to merge onto I-105 W/OR-126 W toward Eugene. Exit onto OR-126 W/OR-99 N/W 6th Ave toward Florence. Turn right onto Garfield St. Turn left at the first cross street onto West 2nd Ave. Arcimoto, Inc. will be on the left.

From the Eugene Airport

Take Airport Rd to OR-99 S in Eugene. Turn right onto OR-99 S (signs for State Hwy 99N/Eugene/Springfield). Turn left onto Bethel Dr. Turn left onto Roosevelt Blvd. Turn right onto N Garfield St. Turn right onto West 2nd Ave. Arcimoto, Inc. will be on the left.

From East of Eugene

Take US-20 W. Turn left onto OR-126 E. Continue onto I-105 W/OR-126 W. Exit onto OR-126 W/OR-99 N/W 6th Ave toward Florence. Turn right onto Garfield St. Turn left at the first cross street onto West 2nd Ave. Arcimoto, Inc. will be on the left.

From West of Eugene

Take OR-126 E. Turn left onto Randy Pape Beltline. Turn right onto Roosevelt Blvd, then turn right onto N Garfield St. Turn right onto West 2nd Ave. Arcimoto, Inc. will be on the left.

From South of Eugene

Get on I-5 N/OR-99 N. Take exit 194B to merge onto OR-126 W toward Eugene/I-105 W. Exit onto OR-126 W/OR-99 N/W 6th Ave toward Florence. Turn right onto Garfield St. Turn left at the first cross street onto West 2nd Ave. Arcimoto, Inc. will be on the left.

Appendix A

ARCIMOTO, INC.

2022 OMNIBUS STOCK INCENTIVE PLAN

Approved by the Board: April 13, 2022

1.            Purposes of the Plan.    The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business.

2.            Definitions.    The following definitions shall apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)            “Administrator” means the Plan Administrator as described in Section 4.

(b)            “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Oregon, and, to the extent other than Oregon, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c)            “Assumed” means, with respect to an Award, that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d)            “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e)            “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)            “Board” means the Board of Directors of the Company.

(g)            “Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:

(i)          that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or

(ii)         in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the grantee’s failure to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which failure, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days.

(h)            “Code” means the Internal Revenue Code of ١٩٨٦, as amended, or any successor statute.

(i)            “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(j)            “Common Stock” means the Company’s voting common stock, no par value per share.

(k)            “Company” means Arcimoto, Inc., an Oregon corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(l)            “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m)            “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan shall include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six (6) months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option beginning on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(n)            “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)          a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)         the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)        the complete liquidation or dissolution of the Company;

(iv)        any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)            acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(o)            “Data” has the meaning set forth in Section 22 of this Plan.

(p)            “Director” means a member of the Board or the board of directors of any Related Entity.

(q)            “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(r)            “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(s)            “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(t)            “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to make such person an “Employee” of the Company or a Related Entity.

(u)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)            “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i)            If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)            If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)            In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A of the Code, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(w)            “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(x)            “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y)            “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z)            “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)            “Option” means an option to purchase one or more Shares pursuant to an Award Agreement granted under the Plan.

(bb)            “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc)            “Performance Period” means the time period during which specified performance criteria must be met in connection with vesting of an Award as determined by the Administrator, as described in Section 6(d) below.

(dd)            “Plan” means this Arcimoto, Inc. 2022 Omnibus Stock Incentive Plan, as the same may be amended from time to time.

(ee)            “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(ff)            “Related Entity” means any Parent or Subsidiary of the Company.

(gg)            “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(hh)            “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ii)            “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(jj)            “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(kk)            “Share” means a share of the Common Stock.

(ll)            “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(mm)            “Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

3.            Stock Subject to the Plan.

(a)            Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is two million (2,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)            Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(m), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of Shares which it was entitled to issue upon such exercise, notwithstanding that cash was issued in lieu of such Shares. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for awards under the Plan.

4.            Administration of the Plan.

(a)            Plan Administrator.

(i)            Administration with Respect to Directors and Officers.    With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)            Administration With Respect to Consultants and Other Employees.    With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(b)            Multiple Administrative Bodies.    The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c)            Powers of the Administrator.    Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)            to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)            to determine whether and to what extent Awards are granted hereunder;

(iii)            to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)            to approve forms of Award Agreements for use under the Plan;

(v)            to determine the type, terms and conditions of any Award granted hereunder;

(vi)            to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii)            to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(viii)            to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(ix)            to institute an option exchange program;

(x)            to make other determinations as provided in this Plan; and

(xi)            to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d)            Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.            Eligibility.    Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company and any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.            Terms and Conditions of Awards.

(a)            Types of Awards.    The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)            Designation of Award. Each Award shall be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option shall be a Non-Qualified Stock Option.

(c)            Conditions of Award.    Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d)            Performance-Based Awards.    The Administrator may include in an Award provisions such that the vesting or other realization of an Award by a Grantee will be subject to the achievement of certain performance criteria as the Administrator may determine over the course of a Performance Period determined by the Administrator.

(i)            The performance criteria will be established by the Administrator and may include any one of, or combination of, the following criteria:

(A)            Net earnings or net income (before or after taxes);

(B)            Earnings per share;

(C)            Net sales growth;

(D)            Net operating profit;

(E)            Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(F)           Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(G)            Cash flow per share;

(H)            Earnings before or after taxes, interest, depreciation, and/or amortization;

(I)            Gross or operating margins;

(J)            Productivity ratios;

(K)            Share price (including, but not limited to, growth measures and total stockholder return);

(L)            Expense targets or ratios;

(M)            Charge-off levels;

(N)            Improvement in or attainment of revenue levels;

(O)            Margins;

(P)            Operating efficiency;

(Q)            Operating expenses;

(R)            Economic value added;

(S)            Improvement in or attainment of expense levels;

(T)            Improvement in or attainment of working capital levels;

(U)            Debt reduction;

(V)            Capital targets; and

(W)         Consummation of acquisitions, dispositions, projects or other specific events or transactions.

(ii)            The Administrator may provide in any grant of an Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (A) asset write-downs, (B) litigation or claim judgments or settlements, (C) the effect of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting reported results, (D) any reorganization and restructuring programs, (E) Extraordinary Items for the applicable Performance Period, (F) mergers, acquisitions or divestitures, and (G) foreign exchange gains and losses. For this purpose, “Extraordinary Items” means extraordinary, unusual, and/or nonrecurring items of gain or loss as defined under United States generally accepted accounting principles.

(iii)            Before the 90th day of the applicable Performance Period (or, if the Performance Period is less than one year, no later than the number of days which is equal to ٢٥٪ of such Performance Period), the Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of such criteria.

(iv)            Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Awards for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award for a Performance Period only if the performance criteria for such Performance Period are achieved. In determining the amounts earned by a Grantee pursuant to an Award issued pursuant to this Section 6(d), the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.

(v)            Payment of the Award to a Grantee shall be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

(e)            Acquisitions and Other Transactions.    The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(f)            Deferral of Award Payment.    The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(g)            Separate Programs.    The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)            Individual Award Limit.    No Grantee may be granted an Award of Options or SARs in any calendar year with respect to more than one hundred thousand (100,000) Shares, or an Award of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, or other Awards that are valued with reference to shares covering more than one hundred thousand (100,000) Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 13 below.

(i)            Early Exercise.    An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j)            Term of Award.    The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k)            Transferability of Awards.    Unless the Administrator provides otherwise, no award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l)            Time of Granting Awards.    The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(m)            Stock Appreciation Rights.    An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any participant shall relate to such number of Shares as shall be determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(i)            the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (2) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

(ii)            the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(m) shall be deemed to have been converted into a Non-Qualified Stock Option immediately prior to such surrender.

7.            Award Exercise or Purchase Price, Consideration and Taxes.

(a)            Exercise or Purchase Price.    The exercise or purchase price, if any, for an Award shall be as follows.

(i)            In the case of an Incentive Stock Option:

(1)            granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(2)            granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)            In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)            In the case of other Awards, such price as is determined by the Administrator.

(iv)            Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)            Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)            cash;

(ii)            check;

(iii)            delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law); provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Grantee under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes;

(iv)            surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v)            with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

(vi)            with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vii)            past or future services actually or to be rendered to the Company or a Related Entity;

(viii)            any combination of the foregoing methods of payment; or

(ix)            any other method approved by the Administrator.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

8.            Notice to Company of Disqualifying Disposition.    Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

9.            Tax Withholding.

(a)            Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.

(b)            The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:

(i)            paying cash;

(ii)            electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;

(iii)            delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

(iv)            selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

(v)            retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or

(vi)            any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

10.            Rights As a Stockholder.

(a)            Restricted Stock.    Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect to any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto) nor shall cash dividends or dividend equivalents accrue or be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

(b)            Other Awards. In the case of Awards other than Restricted Stock, except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder, nor will dividends or dividend equivalents accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

11.            Exercise of Award.

(a)            Procedure for Exercise.

(i)            Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

(ii)            An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(b)            Exercise of Award Following Termination of Continuous Service.    In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c)            Disability of Grantee.    In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)            Death of Grantee.    In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e)            Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

12.            Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

(a)            If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

(b)            As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c)            Subject to the Applicable Laws and any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.

(d)            No fractional Shares shall be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

13.            Adjustments.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.

14.            Corporate Transactions.

(a)            Termination of Award to Extent Not Assumed in Corporate Transaction.    Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)            Acceleration of Award Upon Corporate Transaction.    The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction, and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)            Effect of Acceleration on Incentive Stock Options.    Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

15.            Effective Date and Term of Plan.    The Plan shall become effective at such time as it has been (a) approved by the Company’s stockholders and (b) adopted by the Board. Stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated. Any Award granted before stockholder approval is obtained will be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the grant or exercise of any such Award shall not be counted in determining whether stockholder approval is obtained. Subject to the preceding sentence and the Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

16.            Amendment, Suspension or Termination of the Plan.

(a)            The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i)            increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii)            modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

(iii)            modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);

(iv)            extend the expiration date of the Plan; and

(v)            except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.

(b)            No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)            No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

17.            Reservation of Shares.

(a)            The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)            The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.            No Effect on Terms of Employment/Consulting Relationship.    The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

19.            No Effect on Retirement and Other Benefit Plans.    Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

20.            Information to Grantees.    The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.

21.            Electronic Delivery.    The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

22.            Data Privacy.    The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

23.            Compliance with Section 409A of the Code.    Notwithstanding anything to the contrary set forth herein, the Award Agreement evidencing any Award that is not exempt from the requirements of Section 409A of the Code shall contain provisions such that the Award will comply with the requirements of Section 409A of the Code and avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

24.            Unfunded Obligation.    Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

25.            Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

ARCIMOTO, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 16, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 16, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01) Mark D. Frohnmayer 02) Terry L. Becker 03) Nancy E. Calderon 04) Joshua S. Scherer 05) Jesse G. Eisler The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. To approve the Company’s 2022 Omnibus Stock Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000570747_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Shareholders, Proxy Statement and 2021 Annual Report on Form 10-K are available at www.proxyvote.com ARCIMOTO, INC. Annual Meeting of Shareholders June 17, 2022 9:00 AM PDT This proxy is solicited by the Board of Directors The undersigned shareholder of Arcimoto, Inc. acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned shareholder also appoints Douglas M. Campoli, with full power of substitution and power to act alone, as proxy to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Arcimoto, Inc. that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM PDT on June 17, 2022, at the Arcimoto, Inc. principal executive offices located at 2034 West 2nd Avenue, Eugene, OR 97402, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction made, this proxy will be voted FOR the Board of Director’s nominees for Director in Proposal 1, and FOR Proposal 2. 0000570747_2 R1.0.0.24 Continued and to be signed on reverse side